Employees (Tables)	12 Months Ended
Jun. 30, 2021
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Summary of Employees

	2021	2020	2019
	Number	Number	Number
Average number of employees (1)
Australia	23,828	20,967	18,146
South America	7,390	7,330	6,979
North America	1,299	1,296	1,999
Asia	1,907	1,939	1,743
Europe	54	57	59

Total average number of employees	34,478	31,589	28,926

(1)
Average employee numbers include the Executive Director and 100 per cent of employees of subsidiary companies. Employees of equity accounted investments and joint operations are not included. Part-time employees are included on a full-time equivalent basis. Employees of businesses disposed of during the year are included for the period of ownership. Contractors are not included.